Fourth Quarter 2007

Financial and Operating Results

For the period ended December 31, 2007

Conseco, Inc.

Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements.  Our statements, trend analyses and other information contained in these materials relative to markets for Conseco’s products and trends in Conseco’s operations or financial results, as well as other statements, contain forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995.  Forward-
looking statements typically are identified by the use of terms such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “project,” “intend,”
“may,” “will,” “would,” “contemplate,” “possible,” “attempt,” “seek,” “should,” “could,” “goal,” “target,” “on track,” “comfortable with,” “optimistic” and similar words, although some forward-looking statements are expressed differently. You should consider statements that contain these words carefully because they describe our expectations, plans, strategies and goals and our beliefs concerning future business conditions, our results of operations, financial position, and our business outlook or they state other ‘‘forward-looking’’ information based on currently available information. Assumptions and other important factors that could cause our actual results to differ materially from those anticipated in our forward-
looking statements include, among other things:  (i) our ability to obtain adequate and timely rate increases on our supplemental health products including our long-term care business; (ii) mortality, morbidity, usage of health care services, persistency, the adequacy of our previous reserve estimates and other factors which may affect the profitability of our insurance products; (iii) changes in our assumptions related to the cost of policies produced or the value of policies inforce at the Effective Date; (iv) the recoverability of our deferred tax asset; (v) changes in accounting principles and the interpretation thereof; (vi) our ability to achieve anticipated expense reductions and levels of operational efficiencies including improvements in claims adjudication and continued automation and rationalization of operating systems; (vii) performance of our investments;
(viii) our ability to identify products and markets in which we can compete effectively against competitors with greater market share, higher ratings, greater financial resources and stronger brand recognition; (ix) the ultimate outcome of lawsuits filed against us and other legal and regulatory proceedings to which we are subject; (x) our ability to remediate the material weakness in internal controls over the actuarial reporting process that we identified at year-end 2006 and to maintain effective controls over financial reporting; (xi) our ability to continue to recruit and retain productive agents and distribution partners and customer response to new products, distribution channels and marketing initiatives; (xii)
our ability to achieve eventual upgrades of the financial strength ratings of Conseco and our insurance company subsidiaries as well as the potential impact of rating downgrades on our business; (xiii) the risk factors or uncertainties listed from time to time in our filings with the
Securities and Exchange Commission; (xiv) regulatory changes or actions, including those relating to regulation of the financial affairs of our insurance  companies, such as the payment of dividends to us, regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulation of the sale, underwriting and pricing of products, and health care regulation affecting health insurance products; (xv) general economic conditions and other factors, including prevailing interest rate levels, stock and credit market performance and health care inflation, which may affect (among other things) our ability to sell products and access capital on acceptable terms, the returns on and the market value of our investments, and the lapse rate and profitability of policies; and (xvi) changes in the Federal income tax laws and regulations which may affect or eliminate the relative tax advantages of some of our products. Other factors and assumptions not identified above are also relevant to the forward-looking statements, and if they prove incorrect, could also cause actual results to differ materially from those projected. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by the foregoing cautionary statement.  Our forward-looking statements speak only as of the date made.  We assume no obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

Non-GAAP Measures

This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP):  operating earnings measures; book value excluding accumulated other comprehensive income (loss) per diluted share; operating return measures;
earnings before net realized investment gains (losses) and corporate interest and taxes; debt to capital ratios, excluding accumulated other comprehensive income (loss); and interest-adjusted benefit ratios.
Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented.

While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures.

Additional information concerning non-GAAP measures is included in our periodic filings with the
Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of
Conseco’s website, www.conseco.com.

Updates since March 17 release

CNO

Q4 and full-year 2007 net income (loss) and income (loss)
before realized losses improved from preliminary results, in line with indicated range

Impact of accounting for LTC rate increases and FLR

Holding company’s sources and uses of funds

Net loss applicable to common stock

Income (loss) before realized losses and taxes*

2007

$(194.0)

$(53.3)

($ millions, except per share amounts)

2007

(Preliminary)

$(210.1)

$(78.6)

Q407

$(71.5)

$33.8

Q407

(Preliminary)

$(72.2)

$32.5

*See the Appendix for a reconciliation to the corresponding GAAP measure.

Q4 2007 Summary

CNO

Reiterating from March 17:

BLC and CP continue to have strong new business and underlying results

CP results negatively impacted by cost of extending the brand into the PFFS marketplace

CIG results negatively affected by unlocking adjustment in interest-sensitive life block and other non-recurring adjustments

LTC Run-off Block: second stable quarter as a result of Q2 2007 reserve strengthening; approaching breakeven

Bankers Life

Colonial Penn

Conseco Insurance Group

LTC Run-off Block

Corporate and interest expense

Income before net realized investment losses**

Net realized investment losses

Total

Earnings before net realized investment losses and
valuation allowance for deferred tax assets, per
diluted share (a non-GAAP measure)***

Q4 2007

Summary of Results

CNO

$58.3

(0.2)

7.7

(10.0)

(22.0)

33.8

(35.4)

$(1.6)

Pre-Tax

After Tax*

EPS*

($ millions, except per share amounts)

$(48.5)

(23.0)

$(71.5)

$(0.26)

(0.12)

$(0.38)

$0.11

    *Income tax expense includes $68 million ($0.37 per diluted share) increase in deferred tax valuation allowance.

  **Management believes that an analysis of earnings before net realized investment gains (losses) and taxes (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because it excludes net realized gains (losses) that are unrelated to the company’s underlying fundamentals.

    The chart above provides a reconciliation to the corresponding GAAP measure.

***See the Appendix for a reconciliation to the corresponding GAAP measure.

Bankers Life

Colonial Penn

Conseco Insurance Group

LTC Run-off Block

Corporate and interest expense

Cost related to litigation settlement

Loss related to coinsurance transaction

Income before net realized investment losses**

Net realized investment losses

Total

Net operating income before: (1) refinements to a litigation settlement; (2) a Q3 2007 charge related to a coinsurance
transaction; and (3) the Q4 2007 valuation allowance for
deferred tax assets per diluted share (a non-GAAP
measure)***

2007 Full Year

Summary of Results

CNO

$241.8

18.1

102.7

(185.9)

(89.1)

(64.4)

(76.5)

(53.3)

(119.7)

$(173.0)

Pre-Tax

After Tax*

EPS*

($ millions, except per share amounts)

$(116.2)

(77.8)

$(194.0)

$(0.67)

(0.45)

$(1.12)

$0.25

    *Income tax expense includes $68 million ($0.39 per diluted share) increase in deferred tax valuation allowance.

  **Management believes that an analysis of earnings before net realized investment gains (losses) and taxes (a non-GAAP financial measure) provides an alternative measure of the operating results of the company because its excludes net realized gains (losses) that are unrelated to the company’s underlying fundamentals.

     The chart above provides a reconciliation to the corresponding GAAP measure.

***See the Appendix for a reconciliation to the corresponding GAAP measure.

Restatement Impact

CNO

Operating income (loss)

    As previously reported

    Restated

Net income (loss)

    As previously reported

    Restated

Operating income (loss) per share

  - diluted

    As previously reported

    Restated

Net income (loss) per share

  – diluted

    As previously reported

    Restated

Q1 2006

$55.8

$51.0

$64.6

$59.8

$0.36

$0.33

$0.35

$0.33

Q2 2006

$(31.7)

$(30.1)

$(22.3)

$(20.7)

$(0.21)

$(0.20)

$(0.21)

$(0.20)

Q3 2006

$52.8

$56.1

$48.4

$51.7

$0.35

$0.37

$0.26

$0.28

Q4 2006

$5.7

$15.1

$5.8

$15.2

$0.04

$0.10

$(0.02)

$0.04

Q1 2007

$14.6

$3.7

$10.4

$(0.5)

$0.10

$0.02

$0.01

$(0.07)

Q2 2007

$(54.4)

$(49.7)

$(59.9)

$(55.2)

$(0.32)

$(0.29)

$(0.38)

$(0.35)

Q3 2007

$(25.6)

$(21.7)

$(53.7)

$(52.7)

$(0.14)

$(0.12)

$(0.29)

$(0.28)

($ millions, except per share amounts)

*See Page 9 for changes between “as reported” and “restated” amounts.

FY 2006

$82.6

$92.1

$96.5

$106.0

$0.54

$0.61

$0.38

$0.45

Restatement Walk

CNO

Income (loss) before income taxes –

  as previously reported

   Remediation procedures

   Accounting for premium rate increases

   Previously identified errors

Income (loss) before income taxes –

  as restated

Q1 2006

$101.1

(3.7)

-

(3.8)

$93.6

Q2 2006

$(34.9)

(0.9)

-

3.4

$(32.4)

Q3 2006

$76.7

(0.6)

8.3

(2.4)

$82.0

Q4 2006

$9.4

9.2

5.8

(0.4)

$24.0

Q1 2007

$16.2

(20.2)

3.0

0.2

$(0.8)

Q2 2007

$(92.7)

1.7

5.7

-

$(85.3)

Q3 2007

$(86.8)

1.0

3.2

(2.7)

$(85.3)

($ millions, except per share amounts)

FY 2006

$152.3

4.0

14.1

(3.2)

$167.2

Net Income (loss) - as previously reported

   Remediation procedures

   Accounting for premium rate increases

   Previously identified errors

Net Income (loss) –  as restated

Q1 2006

$64.6

(2.4)

-

(2.4)

$59.8

Q2 2006

$(22.3)

(0.6)

-

2.2

$(20.7)

Q3 2006

$48.4

(0.4)

5.3

(1.6)

$51.7

Q4 2006

$5.8

5.9

3.7

(0.2)

$15.2

Q1 2007

$10.4

(12.9)

1.9

0.1

$(0.5)

Q2 2007

$(59.9)

1.1

3.6

-

$(55.2)

Q3 2007

$(53.7)

0.6

2.0

(1.6)

$(52.7)

FY 2006

$96.5

2.5

9.0

(2.0)

$106.0

Restatement Walk (cont.)

CNO

Shareholders equity – as previously reported

   Remediation procedures

   Accounting for LTC premium rate increases

   Previously identified errors

Shareholders equity – as restated

12/31/06

$4,713.1

(20.6)

9.0

(1.4)

$4,700.1

9/30/07

$4,303.7

(31.8)

16.6

(3.0)

$4,285.5

($ millions)

Operating ROE

CNO

Operating ROE*, Trailing 4 Quarters

Operating ROE (Before Litigation Settlement Charges,
Coinsurance Transaction and Valuation Allowance)**,

Trailing 4 Quarters

*Operating return excludes net realized
investment gains (losses).  Equity excludes
accumulated other comprehensive income
(loss) and the value of net operating loss
carryforwards, and assumes conversion of
preferred stock.  See Appendix for
corresponding GAAP measure.

**Operating return, as calculated and defined
on the left side of this page, but before: (1) Q2
2006 charge related to the litigation settlement
and refinements to such estimates recognized
in subsequent periods; (2) Q3 2007 charge
related to a coinsurance transaction; and (3) Q4
2007 valuation allowance for deferred tax
assets.  See Appendix for corresponding GAAP
measure.

Conseco has set a goal of improving its Operating ROE to 11% in 2009

Q4 2006
$0.02
Q2 2007
Q4 2007

Q4 2006
Q2 2007
Q4 2007

Operating EPS (Diluted)

CNO

Operating EPS (Before Litigation Settlement
Charges, Coinsurance Transaction and Tax
Valuation Allowance)**

**Operating earnings per share, before: (1) Q2
2006 charge related to the litigation settlement and
refinements to such estimates recognized in
subsequent periods; (2) Q3 2007 charge related to
a coinsurance transaction; and (3) Q4 2007
valuation allowance for deferred tax assets. See
Appendix for corresponding GAAP measure.

Operating EPS*

*Operating earnings per share exclude net
realized investment gains (losses). See Appendix
for corresponding GAAP measure.

Q4 2006
$411.1
Q1 2007
$410.8
Q2 2007
$410.7
Q3 2007
$404.6
Q4 2007
$409.0

Expenses

CNO

($ millions)

Adjusted Operating Expenses*, Trailing 4 Quarters

*Adjusted operating expenses excluding primarily acquisition costs, capitalization of software development costs and costs related to the R-factor litigation settlement.  This measure is used by the Company to evaluate its progress in reducing operating expenses.  Prior quarters’ adjusted operating expenses have been restated to conform to the current period presentation.

Back-office consolidation completed; to
produce run-rate savings of $25 million
annually by 2008

Approximately $11 million in savings realized
in 2007; additional $9 million expected in
2008; remaining $5 million expected in 2009

Additional $6 million annual impact from
CIG reductions in sales and marketing
expenses as a result of improved focus;
$2 million realized in 2007, full amount
beginning in 2008

Q4 2007 includes $8.4 million impact of
writing off initial marketing of PFFS
product at Colonial Penn

Book value per diluted share (excluding accumulated other comprehensive loss)

$24.41 at 12/31/07 vs $25.57 (restated) at YE 2006

Debt and preferred stock to total capital ratio (excluding accumulated other comprehensive loss)

21% at 12/31/07 vs 29% (restated) at YE 2006

Consolidated RBC ratio

296% at 12/31/07 vs 357% at 12/31/06

Investments

$362.7 million of investment income in Q4 2007

Earned yield of 5.95% in Q4 2007

94% of bonds investment grade at 12/31/07**

Financial Indicators*

CNO

  *See appendix for detail on these indicators, including notes describing non-GAAP measures.

**Excludes investments from consolidated variable interest entity.

Corporate liquidity

Available holding company liquidity exceeds $90 million at 12/31/07, plus
$80 million revolver

Sources and uses of funds, excluding insurance subsidiary dividends

Holding Company

Sources and Uses of Funds

CNO

($ millions)

Expected Continuing Sources:

  Interest on Surplus Debentures

  Net Fees for Services Provided Under Intercompany Agreements

Expected Continuing Uses:

  Interest Expense on Corporate Debt

  Operating Expenses

Net Impact

2007 Amounts

$69.9

92.9

(72.3)

(42.9)

$47.6

Q4 2007

Normalization of Earnings

CNO

Q4 2007 pre-tax income (loss) – as reported*

  Hedging inefficiencies on equity-indexed products

  Cost of initial marketing of PFFS product through direct
distribution channel

  Unlocking adjustments on interest-sensitive life

  Loss on termination of interest-rate swaps

  Excess expense related to consolidation of operations

  Life policy administration changes

Q4 2007 pre-tax income (loss) - adjusted

BLC

$58.3

11.0

-

-

-

-

-

$69.3

($ millions)

CP

CIG

LTC

Run-Off

Corp.

Consol.

Factors impacting 2008

Expense savings

Vacating Mart

Operations consolidation

LTC re-rates

*Refer to page 6 for a reconciliation to the corresponding GAAP measure.

$(0.2)

-

8.4

-

-

-

-

$8.2

$7.7

-

-

14.8

4.2

3.0

2.0

$31.7

$(10.0)

-

-

-

-

-

-

$(10.0)

$(22.0)

-

-

-

-

-

-

$(22.0)

$33.8

11.0

8.4

14.8

4.2

3.0

2.0

$77.2

CNO Recap

Core businesses

Bankers Life and Colonial Penn – continued strong results, focused on profitable growth

CIG

Greater focus on distinctive capabilities

Producing more economic value from refocused sales efforts

Run-off LTC block

Claims reserve volatility reduced

Run rate losses per quarter, trending toward breakeven

Continued progress on turnaround, increasingly visible

Stage being set to pursue reduction in LTC exposure

CNO Recap (cont.)

Changing the portfolios of the business

Annuity coinsurance deal with Swiss Re closed; released capital from low-return business

Recapture of Colonial Penn life block from Swiss Re; higher-
return core business for CNO

Operations

Bulk of organizational realignment completed

Remaining real estate realignment (Chicago) to occur in Q2 2008
– expect to record pre-tax loss of approximately $15 million

Questions and Answers

Slides Carried Over from

March 17, 2008 Presentation

Long-Term Care Reserves

Overall reserve adequacy (Gross Premium Valuation is positive)

Prospective unlocking: reserve pivot

Relates to additional Active Life Reserves which were set up corresponding to
LTC rate increases

SEC staff has indicated that pivoting is not consistent with FAS 60

Affected Bankers LTC for 2006 and 2007, and LTC Closed Block for 2007

Adjustments have been made back to 2006 as part of restatement

Future loss reserves under FAS 60 Paragraph 37

No impact on underlying economics

Impact relates to incidence of profits over the life of the business

The combination of releasing the previously established pivot reserve and recognition of a future loss reserve is expected to be marginally accretive to our earnings

Q4 2007

Summary of Other Issues

CNO

Remediation

Material control weakness first disclosed in 2006 Form 10-K

2007 plan has been completed, plus additional items from scope expansion

Examined more than 2,400 policy forms: Specified Disease, LTC, Life

Adjustments have been pushed back to corresponding periods with restatement

2008 focus on sustainable, systematic control improvements

Restatement

Annual financial statements for 2005 and 2006

Quarterly financial information for 2006 and 2007

Selected consolidated financial data for 2003 and 2004

Primarily based upon the cumulative impact of errors identified in 2007 during the procedures performed in an effort to remediate the material internal control weakness

Will provide a better basis for comparisons between periods

Q4 2007

Summary of Other Issues (cont.)

CNO

Collected Premiums

CNO

Strong, consistent
growth in Bankers
and Colonial Penn

Less consistent
growth in CIG due to
focus on more
profitable business

BLC

2004

$3,881.4

2005

$3,925.9

2006

$4,286.5

2007

$4,314.1

($ millions)

CP

CIG

Run-Off

and below
6%
BBB-
8%
AAA
28%
BBB
12%
BBB+
10%
AA
8%
A

Investment Quality*

CNO

Below-investment grade
securities represent 6% of
total portfolio

Limited new money
allocation to below-
investment grade securities

Actively Managed Fixed Maturities by Rating at
12/31/07 (Market Value)

12/31/07

94%

9/30/07

94%

6/30/07

94%

3/31/07

95%

12/31/06

95%

% of Bonds which are Investment Grade:

*Consistent with prior quarters’ presentations, excludes investments from variable interest entity we are required to consolidate for GAAP financial reporting (such assets and the related liabilities are legally separated)

Structured securities and
asset-backed securities
represent 25% of total
actively managed fixed
maturity securities

Over 88% “AAA” rated

Structured Securities at 12/31/07

CNO

(Market value in millions)

Pass-throughs, sequentials and

equivalent securities

$2,048.0

40.1%

Planned amortization class, target
amortization class, and accretion-
directed bonds

$1,596.1

31.3%

Commercial
mortgage-backed
securities

$965.5

18.9%

Other

$58.5

1.1%

Asset-backed securities

$440.2

8.6%

9/30/2007
12/31/2007
$16.5
$15.8
$90.2
$88.2
$47.4
$36.5
$0.0
$0.0
$27.1
$10.0
2003
2004
2005
2006
2007

Sub-Prime Home Equity ABS

CNO

Market value represents 0.52% of invested assets at 12/31/07, compared to 0.57% at
9/30/07 and 0.70% at 12/31/06

Reduced sub-prime exposure by over 17% during Q4 2007, including 63% of 2007 vintage, and over 51% during 2007

Reduction of exposure in Q4 2007 reflects dispositions of $28.3 million and writedowns of
$10.4 million for securities held at year-end

Exposure by Vintage Year (Book Value in millions)

Sub-Prime Home Equity ABS

at 12/31/07

CNO

AAA

AA

A

BBB

Total

$39.9

$40.8

$41.9

$0.5

$123.1

$42.5

$48.9

$58.6

$0.5

$150.5

32.4%

33.1%

34.0%

0.5%

100.0%

0.17%

0.17%

0.18%

0.00%

0.52%

Market

Value (mil.)

Book

Value (mil.)

% of

Subprime*

% of

Portfolio*

Rating

No exposure to “affordability products” – negative amortization, option ARM collateral, etc.

Only $0.5 million (market value) rated lower than A category

Current support in structures meets original expectations

Remaining portfolio generally reflects substantial margin for adverse development of cash flows/delinquencies

646

641

643

664

643

Avg.
FICO

41.6%

28.6%

19.4%

44.8%

28.7%

Avg.

Support

9.2%

9.0%

7.1%

23.6%

8.4%

Avg. 60+

Delinq.

*% of market value.

No ABS CDO investments

No hedge fund investments

No “mark to model” structured securities

No NIM securities

No CDO Squared Investments

Nominal (<$10 million par) third-party CLO/structured credit exposure

Highly developed cashflow and default analytic models, along with rigorous management oversight processes

Sub-Prime Home Equity ABS

and Structured Credit

CNO

$628
$628
Market Value
Book Value
$68
$69
$117
$122
$159
$180
$23
$24
AAA
AA
A
BBB
BB

CMBS Exposure Summary

at 12/31/07

CNO

Exposure by Rating Category (in millions)

$995

$1,023

Q4 2007 New Annualized Premium (NAP) of $58.3 million, 4%
above Q4 2006, total year NAP up 10%

Earnings driven by improved spreads and higher PDP/PFFS
income

Effective July 1, 2007, entered into a quota-share reinsurance agreement related to certain group PFFS business sold by
Coventry

Adding $2.0 million of pretax earnings quarterly

LTC premium re-rates (as of 3/6/08):

Submitted: $45.6 million (100% of goal)

Approved: $20.1 million (63% of goal)

Implemented: $19.4 million (61% of goal)

Financial impact: $16.5 million (60% of goal)

Q4 Summary

Bankers

2007 Strong Distribution Results:
Growth in Key Metrics

Bankers

$294 million NAP = 10% growth

Strong Med Advantage and Life sales

Flat LTC

Lower Med Supp and Annuities

Improved agent productivity while growing quantity

4,480 agents at 12/31/07, up 10% vs 12/31/06

13% growth in new agent contracts

$67,000 average agent production = 4% growth

NAP Growth: 2003-2007

10% compound annual growth since 2003

Annual NAP up $90 million during period

Increases driven by agent productivity and growth plus
new product offerings (primarily Life/PDP/PFFS)

Bankers

($ millions)

Q4 2007 NAP of $9.3 million, 25% above Q4 2006, total year
NAP up 27%

Extended brand into PFFS market in Q4 2007

$8.4 million of expenses charged to income

Agreement to recapture block of life insurance business
previously reinsured, effective 10/1/07

Recapture fee (purchase price): $63 million

Immediately accretive to income and ROE

Q4 Summary

Colonial Penn

Q4 2007 NAP of $19.7 million, 18% less than Q4 2006, total year NAP down 21%

Decreases in Medicare supplement and annuities, consistent with CIG’s focus on more profitable business

Higher value from new business compared to Q4 2006 and full year 2006, despite lower sales

Strong sales gains in specified disease, up 30% from Q4 2006 and full year
2006

Q4 2007 earnings driven by:

Unlocking adjustments on the interest-sensitive life block of business

Slight increase in benefit ratios on health products

Loss of annuity profits from block coinsured in October 2007

Lower expenses

Q4 Summary

CIG

Q4 2006
Q4 2007
$1.7
$1.2
$7.2
$3.7
$6.4
$3.5
$8.7
$11.3
Life
Annuities
Med Sup
Spec Dis

NAP: Q4 2006 vs Q4 2007

CIG

($ millions)

Significant reserve strengthening in Q2 2007 has stabilized
results

Active rate management, improved claims-paying practices and expense efficiency improvements have contributed to reduced
losses

Earnings are approaching breakeven

Migration to LTCG system and processes on track

Q4 Summary

LTC Closed Block

Q2 2007 claims reserving actions generated stability in Q3 and Q4 2007:

Favorable prior-period development continues

Verified claims for all periods stable

Verified Incurred

Development*

*Excludes waiver-of-premium and return-of-premium benefits.

LTC Closed Block

Reported Claims

Prior Period Development

Verified Claims as of Reporting Date

Verified Claims Developed through:

  12/31/04

  12/31/05

  12/31/06

  3/31/07

  6/30/07

  9/30/07

  12/31/07

($ millions)

Q3 2007

$100.7

3.3

104.0

104.0

102.3

Q2 2007

$212.0

(109.7)

102.3

102.3

103.0

107.1

Q1 2007

$119.7

(34.9)

84.7

84.7

104.2

103.6

106.3

2006

$433.3

(72.2)

361.1

361.1

375.1

418.3

414.4

412.2

2005

$396.0

(58.9)

337.2

337.2

365.0

368.8

389.2

388.7

391.0

2004

$370.8

(44.2)

326.6

326.6

326.0

337.7

344.2

356.5

356.6

356.6

Developed
Deficiencies
in Periods
Prior to 2004

$0.0

0

0

44.2

103.7

136.4

147.1

161.4

162.3

165.0

Q4 2007

$104.7

1.8

106.5

106.5

Increase in claims paid in Q4 2007 driven by inventory reduction

Claimant count estimates remain around 12,000, with paid claims continuing near $100 million

Q3 2007 termination rate reflects prior-period deaths and terminations

Operating Data

LTC Closed Block

Claims Paid (mils.)

Open Claimant Counts

In Force Policy Counts

Ann. Termination Rates

Q4 2005

$83.1

12,290

201,649

2.3%

Q1 2006

$90.4

11,805

197,585

7.8%

Q2 2006

$101.2

12,536

194,080

6.9%

Q3 2006

$96.1

12,228

190,134

7.9%

Q4 2006

$81.64

12,048

187,123

6.2%

Q1 2007

$102.0

11,870

183,655

7.2%

Q2 2007

$96.8

12,424

179,952

7.8%

Q3 2007

$99.1

12,121

175,685

8.9%

Q4 2007

$104.9

12,338

172,222

7.7%

Premium Re-rates

(as of 3/13/08)

LTC Closed Block

Round 1 - exceeded each goal:

Re-rates submitted:  $64.0 million (115% of goal)

Re-rates approved:  $45.8 million (110% of goal)

Re-rates implemented:  $44.4 million (106% of goal)

Re-rates financial impact:  $37.3 million (106% of goal)

Round 2 – on track to achieve goals:

Re-rates submitted:  $41.8 million (98% of goal)

Re-rates approved:  $16.7 million (65% of goal)

Re-rates implemented:  $13.5 million (53% of goal)

Re-rates financial impact:  $10.8 million (52% of goal)

Continue working within the regulatory environment to
achieve equitable and actuarially justified rate increases

Continue progress on claims-paying improvements and
expense efficiencies

Reduce future exposure and volatility of this block

What We Have Left to Do

LTC Closed Block

Before Effect of

Future Loss Reserve

CNO

Profit

Breakeven

Loss

Policy Year

1

2

3

4

5

6

7

8

Illustrative Example

Profit

Pivoting

CNO

Breakeven

Loss

Policy Year

1

2

3

4

5

6

7

8

Illustrative Example

Profit

After Effect of

Future Loss Reserve

CNO

Breakeven

Loss

Policy Year

1

2

3

4

5

6

7

8

Illustrative Example

Profit

Pivot vs Future Loss Reserve

CNO

Breakeven

Loss

Policy Year

1

2

3

4

5

6

7

8

Illustrative Example

FLR

Pivot

Appendix

Q4 Earnings

CNO Consolidated

*Management believes that an analysis of earnings before net realized investment gains (losses) and corporate interest and taxes (“EBIT,” a non-GAAP financial measure) provides an alternative measure to compare the operating results of the company quarter-over-quarter because it excludes: (1) corporate interest expense; and
(2) net realized gains (losses) that are unrelated to the company’s underlying fundamentals. The chart above provides a reconciliation of EBIT to net income applicable to common stock.

($ millions)

Q4 2006

(restated)

Q4 2007

Bankers Life

$67.5

$58.3

Colonial Penn

5.4

(0.2)

Conseco Insurance Group

27.9

7.7

Other Business in Run-Off

(45.1)

(10.0)

Corporate operations, excluding interest expense

(0.4)

(2.9)

      Total EBIT*

55.3

52.9

Corporate interest expense

(16.0)

(19.1)

Loss on extinguishment of debt

(0.7)

0.0

    Income (loss) before net realized investment losses and taxes

38.6

33.8

Tax expense (benefit)

14.0

14.3

Valuation allowance for deferred tax assets

0.0

68.0

    Net income (loss) before net realized investment losses

24.6

(48.5)

Preferred stock dividends

9.5

0.0

    Net operating income (loss)

15.1

(48.5)

Net realized investment losses, net of related amortization and taxes

(9.4)

(23.0)

    Net income (loss) applicable to common stock

$5.7

($71.5)

Q4 2006
$25.57
Q1 2007
$25.12
Q2 2007
$24.80
Q3 2007
$24.68
Q4 2007
$24.41

Book Value Per Diluted Share*

CNO

*Book value excludes accumulated other comprehensive income (loss). Shares outstanding assumes:

(1) conversion of convertible securities; and (2) the exercise of outstanding stock options and vesting of restricted stock (each calculated using the treasury stock method). See Appendix for corresponding GAAP measure.

Decrease in Q4 2007 reflects
net loss for quarter, offset by
common share repurchases

Ratio of Debt and Preferred Stock

to Total Capital*

CNO

Increase in Q4 2007
reflects net loss for quarter
and effect of common
share repurchases

Q4 2006

28.9%

Q2 2007

20.4%

Debt

Preferred

Stock

Q1 2007

29.0%

*Excludes accumulated other comprehensive income (loss). See Appendix for corresponding GAAP measure.

Q3 2007

20.6%

Q4 2007

20.9%

Consolidated RBC Ratio*

CNO

Continued strong RBC

Decrease due primarily to:

LTC reserve strengthening

Statutory reserve pivoting

Realized losses

R-Factor litigation expenses

*Risk-Based Capital (“RBC”) requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks. The RBC ratio is the ratio of the statutory consolidated adjusted capital of our insurance subsidiaries to RBC.

Q4 2006
$364.3
Q1 2007
$376.8
Q2 2007
$381.5
Q3 2007
$389.9
Q4 2007
$362.1

Net Investment Income

CNO

($ millions)

Yield up 23 bps from Q4 2006

Net investment income from the prepayment of securities:                       $1.0                 $5.0                $1.1                $0.6               $5.0

General Account Investment Income,

Excluding Corporate Segment

5.95%

5.88%

5.83%

5.83%

5.72%

Yield:

Q4 Earnings

Bankers

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 6 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

2007 YTD Return on Equity (before realized investment gains/(losses): 10.2%

($ millions)

Q4 2006

(Restated)

Q4 2007

Insurance policy income

$387.8

$470.4

Net investment income

145.3

132.1

Fee revenue and other income

1.2

4.3

    Total revenues

534.3

606.8

Insurance policy benefits

309.1

394.9

Amounts added to policyholder account balances

56.4

43.5

Amortization related to operations

59.5

65.0

Other operating costs and expenses

41.8

45.1

    Total benefits and expenses

466.8

548.5

    Income before net realized investment gains (losses), net of related amortization and income taxes

$67.5

$58.3

Q4 2006
$25.3
Q1 2007
$22.2
Q2 2007
$20.0
Q3 2007
$19.3
Q4 2007
$21.0

Premiums –

Medicare Supplement

Bankers

(in millions)

Growth in first-year
premiums as competition
from PFFS slows

Medicare Supplement  – First-Year Premiums

Med. Supp. First-Year Prems.-Tr. 4 Qtrs:               $97.8               $95.2             $90.7              $86.8              $82.5

Med. Supp. Total Premiums-Quarterly:                   $157.2           $167.0          $153.8            $152.9          $162.4

Med. Supp. NAP-Quarterly:                                               $18.4                  $14.7             $14.7              $16.1               $23.0

Med. Supp. NAP-Trailing 4 Quarters:                         $72.8                $66.8            $63.1               $63.9              $68.5

Premiums –

PDP/PFFS

Bankers

(in millions)

Significant increase in
PDP/PFFS premiums as result
of addition of large group
PFFS quota-share contract
with Coventry

Q4 2006

$17.8

Q2 2007

$25.9

PDP

PFFS

PDP/PFFS  – First-Year Premiums

Q1 2007

$16.0

Q3 2007

$78.5

Q4 2007

$86.0

$11.5

$0.6

$0.8

$0.7

$4.3

$0.5

PDP NAP-Quarterly:

$(2.6)

$(0.9)

$22.2

$46.8

-

PFFS NAP-Quarterly:

Q4 2006
$11.9
Q1 2007
$11.6
Q2 2007
$12.2
Q3 2007
$11.7
Q4 2007
$11.5

Premiums –

Long-Term Care

Bankers

($ millions)

Sales have stabilized

First-Year Prems.-Tr. 4 Qtrs:         $51.2             $48.6               $47.7               $47.4            $47.0

Total Premiums-Quarterly:            $150.2           $158.2           $155.4            $154.5         $154.3

Long-Term Care  – First-Year Premiums

NAP-Quarterly:                                        $11.0                $11.7               $12.7              $11.7             $10.8

NAP-Trailing 4 Quarters:                 $47.6                $47.9              $47.9              $47.1             $46.9

Q4 2006
$21.9
Q1 2007
$21.4
Q2 2007
$25.3
Q3 2007
$21.2
Q4 2007
$21.3

Premiums –

Life Insurance

Bankers

($ millions)

First-year premiums in line
with Q3 2007

Trailing 4-quarter sales
continue to increase

First-Year Prems.-Tr. 4 Qtrs:              $90.3               $91.0              $93.0               $89.8            $89.2

Total Premiums-Quarterly:                   $46.6                $48.1              $52.1               $49.1            $50.7

Life – First-Year Premiums

NAP-Quarterly:                                             $11.4                  $12.7                $14.5            $13.8              $13.1

NAP-Trailing 4 Quarters:                       $46.3                $48.1              $51.5            $52.4              $54.1

Q4 2006
$247.5
Q1 2007
$211.4
Q2 2007
$199.6
Q3 2007
$250.5
Q4 2007
$221.2

Premiums –

Annuity

Bankers

($ millions)

Decrease in first-year
premiums from Q3 2007
reflects lower sales

First-Year Prems.-Tr. 4 Qtrs:            $994.6          $973.5           $935.8           $909.0           $882.7

Total Premiums-Quarterly:                 $247.6           $212.2           $200.5           $250.9           $221.9

Annuity – First-Year Premiums

Q4 2006
65.3%
Q1 2007
64.6%
Q2 2007
67.4%
Q3 2007
69.4%
Q4 2007
67.6%

Benefit Ratio* –

Medicare Supplement

Bankers

Trailing 4 Quarter Avg.:                                                                    66.6%                65.8%           65.7%          66.6%          67.2%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Benefit ratio is consistent
with our expectations

Q4 2006
42.5%
Q1 2007
93.3%
Q2 2007
80.9%
Q3 2007
85.4%
Q4 2007
83.6%

Benefit Ratio* –

PDP and PFFS Business

Bankers

PDP and PFFS continue to
trend as expected

Seasonality drives fluctuations

Q3/Q4 includes large group
case premiums/losses, which
has a higher loss ratio

No PFFS in Q4 2006 ratio

Q4 2006 results reflected
release of redundant reserves
for previous periods

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q4 2006
72.0%
Q1 2007
72.1%
Q2 2007
64.6%
Q3 2007
75.2%
Q4 2007
71.2%

Interest-Adjusted Benefit Ratio* –

Long Term Care

Bankers

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Q4 2007 positively impacted by:

Lower persistency compared to Q3 2007

Began implementation of premium
re-rates in Q3 2007 on more recent
business not previously re-rated;
expected $25-30 million additional
annual revenue

Trailing 4 Quarter Avg.:      64.9%            66.3%          66.2%           71.0%           70.8%

Qtrly. non-int. adjusted:     101.8%         102.7%        95.4%         106.5%       103.3%

Q4 2006
$67.5
Q1 2007
$45.5
Q2 2007
$70.5
Q3 2007
$67.5
Q4 2007
$58.3

Segment Performance

Bankers

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Higher earnings driven by:

Higher margins on LTC as a result
of lower persistency and higher
claim terminations

Higher life margins as a result of
change in assumptions related to
certain interest-sensitive products

PTOI-Trailing 4 Quarters:              $265.3            $252.8            $257.9          $251.0            $241.8

Revenues-Quarterly:                         $534.3             $554.1            $581.8           $621.6           $606.8

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:           $2,077.1      $2,123.3       $2,196.1       $2,291.8     $2,364.3

($ millions)

Q4 Earnings

Colonial Penn

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 6 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

2007 YTD Return on Equity (before realized investment gains/(losses): 8.9%

($ millions)

Q4 2006

Q4 2007

Insurance policy income

$31.0

$34.6

Net investment income

10.2

9.5

Fee revenue and other income

0.2

0.2

    Total revenues

41.4

44.3

Insurance policy benefits

26.4

25.2

Amounts added to policyholder account balances

0.3

0.3

Amortization related to operations

4.6

5.5

Other operating costs and expenses

4.7

13.5

    Total benefits and expenses

36.0

44.5

    Income before net realized investment gains (losses) and income taxes,

      net of related amortization

$5.4

($0.2)

Q4 2006
$5.9
Q1 2007
$6.7
Q2 2007
$7.0
Q3 2007
$7.4
Q4 2007
$7.6

Premiums –

Life Insurance

Colonial Penn

($ millions)

Continued strong sales growth

Trailing four quarters data:

NAP grew 27%

First-year premium grew 25%
(average of 5-6% per quarter)

First-Year Prems.-Tr. 4 Qtrs:         $22.9             $24.1               $25.4               $27.0            $28.7

Total Premiums-Quarterly:             $26.8               $26.7                $26.0              $29.3            $31.7

Life – First-Year Premiums

NAP-Quarterly:                                           $7.5                 $10.4                $11.2              $11.4             $9.3

NAP-Trailing 4 Quarters:                   $33.3              $35.3              $37.4              $40.5             $42.3

Q4 2006
$5.4
Q1 2007
$4.6
Q2 2007
$6.7
Q3 2007
$7.0
Q4 2007
-$0.2

Segment Performance

Colonial Penn

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Consistent and positive
business trends

Expansion into PFFS market
drove Q4 2007 earnings gap

PTOI-Trailing 4 Quarters:                $21.6               $21.1                $21.3              $23.7              $18.1

Revenues-Quarterly:                           $41.4                $39.0                $38.9              $42.1              $44.3

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $150.9           $153.7           $157.7            $161.4           $164.3

($ millions)

Q4 Earnings

CIG

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 6 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

2007 YTD Return on Equity (before realized investment gains/(losses): 2.2%

($ millions)

Q4 2006

(Restated)

Q4 2007

Insurance policy income

$245.1

$232.4

Net investment income

200.7

130.1

Fee revenue and other income

(0.1)

0.2

    Total revenues

445.7

362.7

Insurance policy benefits

205.8

180.3

Amounts added to policyholder account balances

98.4

47.7

Amortization related to operations

40.0

51.1

Other operating costs and expenses

73.6

75.9

    Total benefits and expenses

417.8

355.0

    Income (loss) before net realized investment gains (losses),

      net of related amortization and income taxes, excluding

      costs related to the litigation settlement and the loss

      related to a coinsurance transaction

$27.9

$7.7

Q4 2006
$7.9
Q1 2007
$6.6
Q2 2007
$5.2
Q3 2007
$4.2
Q4 2007
$3.4

Premiums -

Medicare Supplement

CIG

($ millions)

Sales down 45% from Q4 2006:

Our goal is to focus on the
profitability of this business

First-Year Prems.-Tr. 4 Qtrs:     $30.6             $28.9              $26.2              $23.9              $19.4

Total Premiums-Quarterly:          $61.8              $59.8              $56.1            $54.8              $55.2

Medicare Supplement  – First-Year Premiums

NAP-Quarterly:                                     $6.4                    $4.9                  $2.9               $1.9                 $3.5

NAP-Trailing 4 Quarters:             $32.1               $26.5                $20.4            $16.1              $13.2

Q4 2006
$7.1
Q1 2007
$7.3
Q2 2007
$7.7
Q3 2007
$7.7
Q4 2007
$8.7

Premiums –

Specified Disease

CIG

($ millions)

Sales up 30% from Q4 2006:

New products

Increased focus within PMA

Recruitment of Health IMOs

First-Year Prems.-Tr. 4 Qtrs:         $28.1            $28.2             $28.9                $29.8            $31.4

Total Premiums-Quarterly:             $89.4             $92.1              $89.1               $88.7            $89.3

Specified Disease  – First-Year Premiums

NAP-Quarterly:                                         $8.6                  $7.8                  $9.6                $10.3             $11.3

NAP-Trailing 4 Quarters:                 $29.8              $31.4              $33.7              $36.3             $39.0

Q4 2006
$118.1
Q1 2007
$116.3
Q2 2007
$108.3
Q3 2007
$73.2
Q4 2007
$56.6

Premiums –

Annuity

CIG

($ millions)

Sales down 49% from Q4 2006:

Impact of ratings downgrade

Discontinuance of products
due to coinsurance transaction

Focus on profitable products

First-Year Prems.-Tr. 4 Qtrs:       $415.5           $500.2         $521.5            $415.9          $354.4

Total Premiums-Quarterly:            $121.9           $120.1         $113.0             $77.5              $58.0

Annuity – First-Year Premiums

Q4 2006
64.1%
Q1 2007
66.9%
Q2 2007
68.9%
Q3 2007
68.6%
Q4 2007
66.0%

Benefit Ratio* –

Medicare Supplement

CIG

Consistent with expectations

Higher persistency in Q4 2007
compared to Q4 2006 resulted
in slightly higher benefit ratio

Trailing 4 Quarter Avg.:      61.9%            63.6%          66.6%             67.1%           67.6%

*We calculate benefit ratios by dividing insurance policy benefits by insurance policy income.

Q4 2006
40.7%
Q1 2007
42.8%
Q2 2007
40.4%
Q3 2007
49.1%
Q4 2007
46.5%

Interest-Adjusted Benefit Ratio* –

Specified Disease

CIG

Trailing 4 Quarter Avg.:      45.4%          44.2%            41.8%           43.2%           44.7%

Qtrly. non-int. adjusted:      73.1%          75.7%            73.2%           81.9%           80.6%

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits, less interest income on the accumulated assets backing the insurance liabilities, by insurance policy income.

Benefit ratio was favorable
compared to Q3 2007

Segment Performance

CIG

*Operating earnings exclude: (1) net realized gains (losses); (2) the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; and (3) the Q3
2007 charge related to a coinsurance transaction.  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Q4 2007 includes:

Unlocking adjustment on interest-
sensitive life block of $14.8 million

Earnings impacted by various other
items

PTOI-Trailing 4 Quarters:                    $198.4             $181.1           $161.3           $122.9         $102.7

Revenues-Quarterly:                               $445.7              $417.6           $438.9            $420.0         $362.7

Pre-Tax Operating Income*

Revenues-Tr. 4 Quarters:                 $1,729.1         $1,707.9      $1,738.2       $1,722.2    $1,639.2

($ millions)

Q4 Earnings

LTC Closed Block

Management believes that an analysis of income (loss) before net realized investment gains (losses), net of related amortization (a non-GAAP financial measure), is important to evaluate the financial performance of our business, and is a measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized gains or losses can be affected by events that are unrelated to a company’s underlying fundamentals. The chart on Page 6 reconciles the non-GAAP measure to the corresponding GAAP measure.  See Appendix for a reconciliation of the return on equity measure to the corresponding GAAP measure.

($ millions)

Q4 2006

(Restated)

Q4 2007

Insurance policy income

$82.2

$77.3

Net investment income

45.6

50.5

Fee revenue and other income

0.1

0.1

    Total revenues

127.9

127.9

Insurance policy benefits

150.2

113.3

Amortization related to operations

5.6

5.2

Other operating costs and expenses

17.2

19.4

    Total benefits and expenses

173.0

137.9

    Loss before net realized investment gains (losses) and income taxes

($45.1)

($10.0)

Balance Sheet Detail

Balances stable since reserve strengthening in Q2 2007

LTC Closed Block

($ millions)

Insurance Liabilities and Intangible Assets, Net of Reinsurance

Reserve for Future Benefits

Claim Reserve

Insurance Acquisition Costs

Net Liability

Percent Change

Q3 2007

$2,401.7

953.9

(162.1)

$3,193.5

0.5%

Q4 2006

$2,403.9

815.3

(180.0)

$3,039.2

1.9%

Q1 2007

$2,398.4

828.8

(174.0)

$3,053.2

0.5%

Q2 2007

$2,392.1

952.2

(168.0)

$3,176.3

4.0%

Q4 2007

$2,392.7

962.1

(156.8)

$3,198.0

0.1%

Q4 2006
-$45.1
Q1 2007
-$26.1
Q2 2007
-$130.3
Q3 2007
-$19.5
Q4 2007
-$10.0

Segment Performance

LTC Closed Block

*Operating earnings exclude net realized gains (losses).  See Appendix for corresponding GAAP measure of our consolidated results of operations.

Stable prior-period claim
development

Meaningful impact from
improvement initiatives

PTOI-Trailing 4 Quarters:              $(34.5)           $(76.2)          $(213.3)       $(221.0)      $(185.9)

Revenues-Quarterly:                         $127.9             $126.6            $125.8           $126.1           $127.9

Pre-Tax Operating Income*

Revenues -Tr. 4 Quarters:            $516.5           $509.4           $508.4            $506.4           $506.4

($ millions)

Collected Premiums-Quarterly:    $76.6             $81.2              $76.2               $75.7               $75.0

Q4 2006
$150.2
Q1 2007
$124.9
Q2 2007
$228.4
Q3 2007
$122.3
Q4 2007
$113.3

Benefit Detail

Q2 2007 total benefits and incurred
claims reflect $110 million claim
reserve strengthening

Total benefits equal incurred claims plus increase in reserve for future benefits. Verified basis incurred claims adjust all periods for claim reserve redundancies and deficiencies.

Increase in Reserves for Future Benefits                     $1.7               $(5.5)            $(6.3)             $9.4               $(6.4)

Verified Basis Incurred Claims                                          $124.4              $114.3         $116.4         $116.2          $121.6

LTC Closed Block

Total Benefits

($ millions)

$119.8

$112.9

$234.7

$130.4

$148.6

Incurred Claims

Q4 2006
128.3 %
Q1 2007
98.9%
Q2 2007
232.6 %
Q3 2007
96.2 %
Q4 2007
82.2 %

Interest-Adjusted

Benefit Ratio*

Q2 2007 benefit ratio reflects
$110 million claim reserve
strengthening

Trailing 4 Quarter Avg.:                                     80.7%                  92.3%          134.1%         138.8%      127.5%

Qtrly. non-int. adjusted:                                      182.7%           157.1%         292.4%          158.4%     146.6%

LTC Closed Block

*We calculate interest-adjusted benefit ratios by dividing insurance policy benefits less interest income on the accumulated assets backing the insurance liabilities by insurance policy income.

Qtrly. Verified Basis non-int. adjusted:     153.5%        136.8%       141.0%          162.7%      148.9%

Information Related to Certain Non-GAAP Financial Measures

The following provides additional information regarding certain non-GAAP measures used in this presentation.  A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.  While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures.  Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investor – SEC Filings” section of Conseco’s website,
www.conseco.com.

Operating earnings measures
Management believes that an analysis of net income applicable to common stock before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the Company’s underlying fundamentals.

In addition, our results were affected by unusual and significant charges related to: (i) a litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets.  Management does not believe that similar charges are likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of operating earnings before these charges is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to the net operating income, excluding: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (and related per share amounts) is as follows (dollars in millions, except per share amounts):

Q4 2006

Q1 2007

Q2 2007

Q3 2007

Q4 2007

Net loss applicable to common stock

5.7

$

(10.0)

$

(59.8)

$

(52.7)

$

(71.5)

$

Net realized investment losses, net of related amortization and taxes

9.4

13.7

10.1

31.0

23.0

Net operating loss (a non-GAAP financial measure)

15.1

3.7

(49.7)

(21.7)

(48.5)

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

-

8.5

22.8

10.6

-

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

-

49.7

-

Q4 2007 valuation allowance for deferred tax assets

-

-

-

-

68.0

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

15.1

$

12.2

$

(26.9)

$

38.6

$

19.5

$

Per diluted share:

Net income (loss)

0.04

$

(0.07)

$

(0.35)

$

(0.28)

$

(0.38)

$

Net realized investment losses, net of related amortization and taxes

0.06

0.09

0.06

0.16

0.12

Net operating income (loss) (a non-GAAP financial measure)

0.10

0.02

(0.29)

(0.12)

(0.26)

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

-

0.06

0.13

0.06

-

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

-

0.27

-

Q4 2007 valuation allowance for deferred tax assets

-

-

-

-

0.37

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

0.10

$

0.08

$

(0.16)

$

0.21

$

0.11

$

Information Related to Certain Non-GAAP Financial Measures

Book value, excluding accumulated other comprehensive income, per diluted share
This non-GAAP financial measure differs from book value per diluted share because accumulated other comprehensive income has been excluded from the book value used to determine the measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation from book value per diluted share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

Q4 06

Q1 07

Q2 07

Q3 07

Q4 07

Total shareholders' equity

4,700.1

$

4,700.1

$

4,356.1

$

4,285.5

$

4,235.9

$

Less accumulated other comprehensive income (loss)

(72.6)

(41.8)

(329.9)

(316.0)

(273.3)

Total shareholders' equity excluding

accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

4,772.7

$

4,741.9

$

4,686.0

$

4,601.5

$

4,509.2

$

Diluted shares outstanding for the period

186,665,776

188,784,663

188,962,041

186,472,069

184,708,727

Book value per diluted share

25.18

$

24.90

$

23.05

$

22.98

$

22.93

$

Less accumulated other comprehensive income (loss)

(0.39)

(0.22)

(1.75)

(1.70)

(1.48)

Book value, excluding accumulated other

comprehensive income (loss), per diluted share

(a non-GAAP financial measure)

25.57

$

25.12

$

24.80

$

24.68

$

24.41

$

Information Related to Certain Non-GAAP Financial Measures

Operating return measures

Management believes that an analysis of return before net realized gains or losses (“net operating income”, a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry.  Management uses this measure to evaluate performance because realized investment gains or losses can be affected by events that are unrelated to the
Company’s underlying fundamentals.

In addition, our returns were affected by unusual and significant charges related to: (i) the litigation settlement in Q2 2006 and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets.  Management does not believe that similar charges are likely to recur within two years, and there were no similar charges recognized within the prior two years.  Management believes an analysis of return before these charges and subsequent refinements is important to evaluate the performance of the Company prior to the effect of these unusual and significant charges.

This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss).  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets).  In accordance with
GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid).  Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-
period.  Equity in all periods assumes the conversion of our 5.5% Class B Mandatorily Convertible Preferred Stock (which occurred in May 2007).
Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

All references to segment operating return measures assume a 25% debt to total capital ratio at the segment level.  Additionally, corporate expenses have been allocated to the segments.

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of return on common equity to operating return (less: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets) on common equity (excluding accumulated other comprehensive income (loss) and net operating loss carryforwards) is as follows (dollars in millions, except per share amounts):

(continued on next page)

Q4 06

Q1 07

Q2 07

Q3 07

Q4 07

Net income (loss) applicable to common stock

5.7

$

(10.0)

$

(59.8)

$

(52.7)

$

(71.5)

$

Net realized investment (gains) losses, net of related amortization and taxes

9.4

13.7

10.1

31.0

23.0

Net operating income (loss) (a non-GAAP financial measure)

15.1

3.7

(49.7)

(21.7)

(48.5)

Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, net of taxes

-

8.5

22.8

10.6

-

Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

-

49.7

-

Q4 2007 valuation allowance for deferred tax assets

-

-

-

-

68.0

Add preferred stock dividends, assuming conversion

9.5

9.5

4.6

-

-

Net operating income before: (i) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a Q3 2007 charge related to a coin-

surince transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

24.6

$

21.7

$

(22.3)

$

38.6

$

19.5

$

Total shareholders' equity

4,700.1

$

4,700.1

$

4,356.1

$

4,285.5

$

4,235.9

$

Less preferred stock

667.8

667.8

-

-

-

Common shareholders' equity

4,032.3

4,032.3

4,356.1

4,285.5

4,235.9

Add preferred stock, assuming conversion

667.8

667.8

-

-

-

Less accumulated other comprehensive income (loss)

(72.6)

(41.8)

(329.9)

(316.0)

(273.3)

Common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)

4,772.7

4,741.9

4,686.0

4,601.5

4,509.2

Add Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods

102.1

110.6

133.4

144.0

144.0

Add Q3 2007 charge related to a coinsurance transaction, net of taxes

-

-

-

49.7

49.7

Add Q4 2007 valuation allowance for deferred tax assets

-

-

-

-

68.0

Less net operating loss carryforwards

1,340.0

1,334.1

1,349.8

1,386.7

1,426.7

Common shareholders' equity, excluding accumulated other comprehensive income (loss) and: (1) Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods; (ii) a

Q3 2007 charge related to a coinsurance transaction; and (iii) a Q4 2007 valuation allowance for deferred tax assets (a non-GAAP financial measure)

3,534.8

$

3,518.4

$

3,469.6

$

3,408.5

$

3,344.2

$

Information Related to Certain Non-GAAP Financial Measures

(continued from previous page)

Q4 06

Q1 07

Q2 07

Q3 07

Q4 07

Average common shareholders' equity

4,027.4

4,032.3

4,194.2

4,320.8

4,260.7

Average common shareholder's equity, excluding accumulated other comprehensive income (loss) (a non-GAAP financial measure)

4,767.4

4,757.3

4,714.0

4,643.8

4,555.4

Average common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, the Q4 2007 valuation allowance for deferred tax assets,

tax assets, and net operating loss carryforwards (a non-GAAP financial measure)

3,526.2

3,526.6

3,494.0

3,439.1

3,376.4

Return on equity ratios:

Return on common equity

0.6%

-1.0%

-5.7%

-4.9%

-6.7%

Operating return (less: (i) Q2 2006 charge related to the

litigation settlement and refinements to such estimates

recognized in subsequent periods; (ii) the Q3 2007 charge

related to a coinsurance transaction; and (iii) the Q4 2007

valuation allowance for deferred tax assets) on common equity,

excluding accumulated other comprehensive income (loss)

(a non-GAAP financial measure)

2.1%

1.8%

-1.9%

3.3%

1.7%

Operating return (less: (i) Q2 2006 charge related to the

litigation settlement and refinements to such estimates

recognized in subsequent periods; (ii) the Q3 2007 charge

related to a coinsurance transaction; and (iii) the Q4 2007

valuation allowance for deferred tax assets) on common equity,

excluding accumulated other comprehensive income (loss)

and net operating loss carryforwards (a non-GAAP

financial measure)

2.8%

2.5%

-2.6%

4.5%

2.3%

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of pretax operating earnings (a non-GAAP financial measure) to segment operating income (loss) and consolidated net income
(loss) for the year ended Dec. 31, 2007, is as follows (dollars in millions):

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Pretax operating earnings (a non-GAAP financial measure)

102.7

$

241.8

$

18.1

$

(185.9)

$

(89.1)

$

87.6

$

Allocation of interest expense, excess capital and corporate expenses

(48.0)

(39.6)

(3.3)

(7.4)

98.3

-

Income tax (expense) benefit

(18.8)

(69.4)

(5.1)

66.3

(3.1)

(30.1)

Segment operating income (loss)

35.9

$

132.8

$

9.7

$

(127.0)

$

6.1

$

57.5

Refinements made to Q2 2006 charge related to the

litigation settlement, net of taxes

(41.9)

Q3 2007 charge related to a coinsurance transaction, net of taxes

(49.7)

Q4 2007 valuation allowance for deferred tax assets

(68.0)

Net realized investment losses, net of related amortization and taxes

(77.8)

Net loss

(179.9)

$

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of common shareholders’ equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets and assuming conversion of the convertible preferred stock (a non-GAAP financial measure) to common shareholders’ equity is as follows (dollars in millions):

(Continued from previous page)

(Continued on next page)

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

December 31, 2006

Common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation

settlement and refinements to such estimates recognized in subsequent periods, and less income tax assets representing net operating loss carryforwards and assuming conversion of convertible preferred stock (a non-GAAP financial measure)

1,593.3

$

1,279.5

$

103.6

$

301.9

$

256.5

$

3,534.8

$

Q2 2006 charge related to the litigation settlement and

refinements to such estimates recognized in subsequent periods

(102.1)

-

-

-

-

(102.1)

Net operating loss carryforwards

1,340.0

-

-

-

-

1,340.0

Accumulated other comprehensive income (loss)

(25.6)

(41.6)

(1.2)

(7.3)

3.1

(72.6)

Allocation of capital

541.0

424.8

34.6

96.8

(1,097.2)

-

Total shareholders' equity

3,346.6

$

1,662.7

$

137.0

$

391.4

$

(837.6)

$

4,700.1

Less preferred stock

667.8

Common shareholders' equity

4,032.3

$

December 31, 2007

Common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periiods, the

Q3 2007 charge related to a coinsurance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets representing net operating loss carryforwards and assuming conversion of convertible preferred stock(a non-GAAP financial measure)

1,567.2

$

1,299.8

$

109.7

$

191.7

$

175.8

$

3,344.2

$

Q2 2006 charge related to the litigation settlement and

refinements to such estimates recognized in subsequent periods

(123.1)

-

-

-

(20.9)

(144.0)

Q3 2007 charge related to a coinsurance transaction

(49.7)

-

-

-

-

(49.7)

Q4 2007 valuation allowance for deferred tax assets

-

-

-

-

(68.0)

(68.0)

Net operating loss carryforwards

1,426.7

-

-

-

-

1,426.7

Accumulated other comprehensive income (loss)

(106.7)

(106.7)

(4.1)

(42.2)

(13.6)

(273.3)

Allocation of capital

464.7

433.3

36.5

63.9

(998.4)

-

Total shareholders' equity

3,179.1

$

1,626.4

$

142.1

$

213.4

$

(925.1)

$

4,235.9

Less preferred stock

-

Common shareholders' equity

4,235.9

$

Information Related to Certain Non-GAAP Financial Measures

(Continued from previous page)

A reconciliation of average common shareholders’ equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets and assuming conversion of the convertible preferred stock (a non-GAAP financial measure) to average common shareholders’ equity at December 31, 2007, is as follows
(dollars in millions):

Other Business

CIG

Bankers

Colonial Penn

in Run-off

Corporate

Total

Average common shareholders' equity, excluding accumulated other comprehensive income (loss), the Q2 2006 charge related to the litigation settlement and refinements to such estimates

recognized in subsequent periods, the Q3 2007 charge related to a coinsurance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets representing net operating loss carryforwards and assuming conversion of

convertible preferred stock (a non-GAAP financial measure)

1,606.1

$

1,307.4

$

108.8

$

231.6

$

205.1

$

3,459.0

$

Average litigation settlement charges and refinements

to such estimates recognized in subsequent periods

(127.8)

Average charge related to a coinsurance transaction

(18.6)

Average charge related to valuation allowance for deferred tax assets

(8.5)

Average net operating loss carryforwards

1,363.5

Average accumulated other comprehensive income (loss)

(215.2)

Average total shareholders' equity

4,452.4

Average preferred stock

(250.4)

Average common shareholders' equity

4,202.0

$

Return on equity ratios:

Return on equity

-4.3%

Operating return on equity, excluding accumulated other compre-

hensive income (loss), the 2Q 2006 charge related to the liti-

gation settlement and refinements to such estimates recognized in subsequent periods, the Q3 2007 chargerelated to a coinsur-

ance transaction, the Q4 2007 valuation allowance for deferred tax assets, and less income tax assets representing net opera-

ting loss carryforwards and assuming conversion of convertible preferred stock (a non-GAAP financial measure)

2.2%

10.2%

8.9%

-54.8%

3.0%

1.7%

Information Related to Certain Non-GAAP Financial Measures

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

This non-GAAP financial measure differs from the debt to capital ratio because accumulated other comprehensive income has been excluded from the value of capital used to determine this measure.  Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income.  Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management.

Information Related to Certain Non-GAAP Financial Measures

Reconciliations of the: (i) debt to capital ratio to debt to capital, excluding accumulated other comprehensive loss; and (ii) debt and preferred stock to capital ratio to debt and preferred stock to capital, excluding accumulated other comprehensive loss, are as follows (dollars in millions):

Q4 06

Q1 07

Q2 07

Q3 07

Q4 07

Corporate notes payable

1,000.8

$

999.3

$

1,197.8

$

1,195.7

$

1,193.7

$

Total shareholders' equity

4,700.1

4,700.1

4,356.1

4,285.5

4,235.9

Total capital

5,700.9

5,699.4

5,553.9

5,481.2

5,429.6

Less accumulated other comprehensive loss

72.6

41.8

329.9

316.0

273.3

Total capital, excluding accumulated other

comprehensive loss

(a non-GAAP financial measure)

5,773.5

$

5,741.2

$

5,883.8

$

5,797.2

$

5,702.9

$

Corporate notes payable

1,000.8

$

999.3

$

1,197.8

$

1,195.7

$

1,193.7

$

Preferred stock

667.8

667.8

-

-

-

Total  notes payable and preferred stock

1,668.6

$

1,667.1

$

1,197.8

$

1,195.7

$

1,193.7

$

Corporate notes payable to capital ratios:

Corporate debt to total capital

17.6%

17.5%

21.6%

21.8%

22.0%

Corporate debt to total capital, excluding

accumulated other comprehensive loss

(a non-GAAP financial measure)

17.3%

17.4%

20.4%

20.6%

20.9%

Corporate debt and preferred stock

to total capital

29.3%

29.3%

21.6%

21.8%

22.0%

Corporate debt and preferred stock

to total capital, excluding accumulated

other comprehensive loss (a non-GAAP

financial measure)

28.9%

29.0%

20.4%

20.6%

20.9%